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                                                                    EXHIBIT 10.8

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

            THIS FIRST AMENDMENT (this "Amendment") entered into by and among TODCO (formerly known as R&B Falcon Corporation), a Delaware corporation, TODCO Management Services, LLC (formerly known as R&B Falcon Management Services, Inc.), a wholly owned subsidiary of TODCO (the "Company"), and Jan Rask (the "Executive"), dated this 12th day of December, 2003.

                             W I T N E S S E T H:

            WHEREAS, on July 15, 2002, TODCO, the Company and the Executive entered into an Employment Agreement (the "Employment Agreement") under which the Executive serves as Chief Executive Officer and President of TODCO;

            WHEREAS, Section 12(a) of the Employment Agreement contemplates the amendment of the Employment Agreement by written agreement executed by all of the parties to the Employment Agreement and such parties desire to amend the Employment Agreement; and

            WHEREAS, TODCO and the Company intend to continue to employ the Executive as Chief Executive Officer and President of TODCO upon the additional terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Employment Agreement, as hereby amended, all of the parties to the Employment Agreement hereby agree to amend the Employment Agreement as follows:

            1. All references in the Employment Agreement to "R&B Falcon Corporation" and to "RBF" shall become references to "TODCO" and all references in the Employment Agreement to "R&B Falcon Management Services, Inc." shall becomes references to "TODCO Management Services, LLC."

            2. Section 1 of the Employment Agreement is hereby amended by replacing the phrase "the third anniversary of the Effective Date" with the phrase "January 16, 2007."

            3. The third sentence of Section 2(b)(iii) of the Employment Agreement is hereby amended to read as follows:

            "The IPO Option shall be subject to (A) expiration on the tenth anniversary of the IPO Date or, if earlier, 90 days after the Executive's Date of Termination (as defined in Section 3(g) or
            Section 4(b)) and (B) incremental exercisability of the IPO Option at the rate of fifty percent (50%) of the shares subject to the IPO Option on the IPO Date, and twenty-five percent (25%) of the

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            shares subject to the IPO Option per year on the first (1st)
            anniversary of the IPO Date and the second (2nd) anniversary of the IPO Date so that cumulatively after the end of the second (2nd) anniversary of the IPO Date, one hundred percent (100%) of the IPO Option shall be exercisable."

            4. The second sentence in Section 2(b)(iv) of the Employment Agreement is hereby amended to read as follows:

            "The IPO Restricted Stock shall contain forfeiture restrictions that shall lapse on the later of July 16, 2005 or the IPO Date, subject to the Executive's continuous employment with TODCO and the Company through that date."

            5. Section 3(a)(i) of the Employment Agreement is hereby amended to read as follows:

            "If during the period commencing on the Effective Date and ending on July 15, 2005 (the "Waiting Period") neither an IPO nor a Whole Company Sale occurs (the "IPO Nonoccurrence"), then the Executive may voluntarily terminate his employment for any reason during the ninety (90)-day period immediately following the expiration of the Waiting Period ("Approved Termination")."

            6. The first sentence of Section 7(a) of the Employment Agreement is hereby deleted and replaced with the following:

            "The Executive shall not for a period (the "Restricted Period") of
            (i) one (1) year after the Date of Termination for a termination of employment described in Section 3(b), 3(c), 3(d) or 3(e) of this Agreement or (ii) eighteen (18) months after the Date of Termination for a Qualifying Termination that occurs within the eighteen
            (18)-month period immediately following a Change in Control, engage in Competition with the Company, TODCO, or any of TODCO's affiliates. This Section 7 shall not apply to a termination of the Executive's employment described in Section 3(a) of this Agreement."

            7. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Employment Agreement.

            8. In the event of a conflict between the terms of this Amendment and the Employment Agreement, this Amendment shall control.

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            IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and TODCO and the Company have caused this Amendment to be executed in its name on its behalf, all effective as of this 12th day of December, 2003.

                                    EXECUTIVE

                                    /s/ Jan Rask
                                    ----------------------------------------
                                    Jan Rask


                                    TODCO

                                    By: /s/ Eric Brown
                                       -------------------------------------
                                       Eric Brown
                                       Vice President


                                    TODCO MANAGEMENT SERVICES, LLC

                                    By: /s/ Greg Cauthen
                                       -------------------------------------
                                       Greg Cauthen
                                       Vice President




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